                         UNITED STATES BANKRUPTCY COURT
                          FOR THE DISTRICT OF DELAWARE

In re DVI Business Credit Corporation      Case No. 03-12658 (MFW)
                                           Reporting Period: 03/01/04 - 03/31/04

                            MONTHLY OPERATING REPORT
     File with Court and submit copy to United States Trustee within 20 days after end of month

Submit copy of report to any official committee appointed in the case.

                                                                                                    DOCUMENT         EXPLANATION
                         REQUIRED DOCUMENTS                                       FORM NO.          ATTACHED          ATTACHED
                         ------------------                                       --------          --------         -----------
Schedule of Cash Receipts and Disbursements                                       MOR - 1A             x
     Bank Reconciliations (or copies of Debtor's bank reconciliations)            MOR - 1B             x
Statement of Operations                                                           MOR - 2
Balance Sheet                                                                     MOR - 3
Status of Postpetition Taxes                                                      MOR - 4              x
    Copies of IRS Form 6123 or payment receipt (See Tax Affidavit)                                                        x
    Copies of tax returns filed during reporting period (See Tax Affidavit)                                               x
Summary of Unpaid Postpetition Debts                                              MOR - 4              x
    Listing of aged accounts payable                                                                   x
Accounts Receivable Aging                                                         MOR - 5              x
Debtor Questionnaire                                                              MOR - 5              x

I declare under penalty of perjury (28 U.S.C. Section 1746) that this report and the attached documents are true and correct to the best of my knowledge and belief.

RESPONSIBLE PARTY:

/s/ Montgomery W. Cornell                    Authorized Signatory
--------------------------------------       -----------------------------------
Signature of Responsible Party               Title

Montgomery W. Cornell                        4/20/2004
--------------------------------------       -----------------------------------
Printed Name of Responsible Party            Date

PREPARER:

/s/ John P. Boyle                            Chief Accounting Officer
--------------------------------------       -----------------------------------
Signature of Preparer                        Title

John P. Boyle                                4/20/2004
--------------------------------------       -----------------------------------
Printed Name of Preparer                     Date

IN RE DVI BUSINESS CREDIT CORPORATION
CASE NUMBER: 03-12658 (MFW)                REPORTING PERIOD: 03/01/04 - 03/31/04

SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS

(in thousands)

                                                        CURRENT MONTH                      CUMULATIVE FILING TO DATE
                                                 -----------------------------             -------------------------
                                                 DEBTOR         NON-DEBTOR (I)                      ACTUALS
                                                 ------         --------------                      -------
CASH BEGINNING                                      99                  1                               132
RECEIPTS
Customer Payments (a)                               30                  -                              (120)
Trust Receipts (b)                                   -              2,095                            22,382
Trust Advances (b)                                   -             (1,363)                          (13,354)
Receipt of Servicer Fee                            119                  -                               825
DIP Facility Advances                                -                  -                             6,750
Other                                                -                 26                                26
-----------------------------------------------------------------------------------------------------------
TOTAL RECEIPTS                                     149                758                            16,509
-----------------------------------------------------------------------------------------------------------

DISBURSEMENTS

Payroll (d)(e)(f)                                 (423)                 -                            (2,364)
Benefits (d)(e)(f)                                 (26)                 -                              (229)
Building Costs (g)                                 (38)                 -                              (373)
Equipment Costs                                    (15)                 -                              (144)
Auto, Travel & Entertainment                       (38)                 -                              (162)
Outside Services                                  (137)                 -                              (408)
Sales & Use Taxes                                    -                  -                                 -
Payments by Affiliates on Debtor's Behalf (c)      711                  -                             4,382
DIP Facility Repayments                           (129)                 -                            (5,150)
DIP Operating Reserve                                -                  -                              (142)
DIP Fees                                           (17)                 -                               (35)
Advance to RC III Trust (j)                          -                  -                            (2,400)
Paydown of US Bank Debt                              -               (158)                           (8,499)
Other Expense (h)                                  (39)                (1)                             (412)

Professional Fees                                    -                  -                                 -
U.S. Trustee Quarterly Fees                          -                  -                                (8)

-----------------------------------------------------------------------------------------------------------
TOTAL DISBURSEMENTS                               (151)              (159)                          (15,944)
-----------------------------------------------------------------------------------------------------------
NET CASH FLOW                                       (2)               599                               565
-----------------------------------------------------------------------------------------------------------
CASH END OF MONTH                                   97                600                               697
-----------------------------------------------------------------------------------------------------------

DISBURSEMENTS FOR CALCULATING U.S. TRUSTEE QUARTERLY FEES: (FROM CURRENT MONTH DEBTOR COLUMN)

TOTAL DISBURSEMENTS                                                                                    (151)
   Transfers to Debtor in Possession Accounts                                                             -
   Estate Disbursements Made By Outside Sources (i.e. from escrow accounts)                               -
   Disbursements Related to Restricted Funds that are not Estate Expenses                                 -
   Payments by Affiliates on Debtor's Behalf (c)                                                       (711)
TOTAL DISBURSEMENTS FOR CALCULATING U.S. TRUSTEE QUARTERLY FEES                                        (862)

See footnotes following MOR - 1B.                                       MOR - 1A

IN RE DVI BUSINESS CREDIT CORPORATION
CASE NUMBER: 03-12658 (MFW)                REPORTING PERIOD: 03/01/04 - 03/31/04

BANK RECONCILIATIONS

(in thousands)

                                                              ACCOUNTS                          CURRENT MONTH
                                                 ---------------------------------              -------------
                                                 DEBTOR OPERATING   NON-DEBTOR (I)    OTHER        ACTUALS
                                                 ----------------   --------------    -----        -------
CASH BEGINNING OF MONTH                                  99                 1           -             100

RECEIPTS

Customer Payments (a)                                    30                 -           -              30
Trust Receipts (b)                                        -             2,095           -           2,095
Trust Advances (b)                                        -            (1,363)          -          (1,363)
Receipt of Servicer Fee                                 119                 -           -             119
DIP Facility Advances                                     -                 -           -               -
Other                                                     -                26           -              26

---------------------------------------------------------------------------------------------------------
TOTAL RECEIPTS                                          149               758           -             907
---------------------------------------------------------------------------------------------------------

DISBURSEMENTS
Payroll (d)(e)(f)                                      (423)                -           -            (423)
Benefits (d)(e)(f)                                      (26)                -           -             (26)
Building Costs (g)                                      (38)                -           -             (38)
Equipment Costs                                         (15)                -           -             (15)
Auto, Travel & Entertainment                            (38)                -           -             (38)
Outside Services                                       (137)                -           -            (137)
Sales & Use Taxes                                         -                 -           -               -
Payments by Affiliates on Debtor's Behalf (c)           711                 -                         711
DIP Facility Repayments                                (129)                -           -            (129)
DIP Operating Reserve                                     -                 -           -               -
DIP Fees                                                (17)                -           -             (17)
Advance to RC III Trust (j)                               -                 -           -               -
Paydown of US Bank Debt                                   -              (158)          -            (158)
Other Expense (h)                                       (39)               (1)          -             (40)

Professional Fees                                         -                 -           -               -
U.S. Trustee Quarterly Fees                               -                 -           -               -

---------------------------------------------------------------------------------------------------------
TOTAL DISBURSEMENTS                                    (151)             (159)          -            (310)
---------------------------------------------------------------------------------------------------------
NET CASH FLOW                                            (2)              599           -             597
---------------------------------------------------------------------------------------------------------
CASH END OF MONTH                                        97               600           -             697
---------------------------------------------------------------------------------------------------------

BANK BALANCE                                             97               600           -             697
   Deposits in Transit                                    -                 -           -               -
   Outstanding Checks                                     -                 -           -               -
   Other                                                  -                 -           -               -
ADJUSTED BANK BALANCE                                    97               600           -             697

See footnotes on following page.                                        MOR - 1B

DVI BUSINESS CREDIT CORPORATION            REPORTING PERIOD: 03/01/04 - 03/31/04
CASE NUMBER: 03-12658 (MFW)

MOR 1-A and 1-B FOOTNOTES (all $ amounts in thousands)

     (a) Payments on loan agreements between DVI Business Credit Corporation
         (BC), case #03-12658, and customers.

     (b) Collections received from the trust clients or US Bank Collateral clients that are sent to the trust or US Bank. These net receipts are considered restricted cash. Procedures are in place to sweep these funds to the appropriate place in a timely manner.

     (c) Payments made by DVI Financial Services Inc. (DFS), case #03-12657, out of its operating account for the benefit of BC creditors. The $711 paid by DFS on behalf of the Debtor consists of the following:

                           DFS Direct    DFS Allocated      Total
                           ----------    -------------      -----
Payroll                       $360           $ 63           $ 423
Benefits                        22              4              26
Building Costs                   1             37              38
Equipment Costs                  4             11              15
Auto, Travel & Ent.             37              1              38
Outside Services               133              4             137
DIP Fees                         0             17              17
Other                            2             15              17
                              ----           ----           -----
Total*                        $559           $152           $ 711

*Amount is gross of $22 thousand paid out of Debtor's own bank account.

     (d) The number of employees at the end of the period as compared to pre-petition:

July                  66
March                 13

     (e) The benefit-to-payroll relationship, with an allocation of benefits similar to payroll and excluding KERP payments was 10.9% for BC.

     (f) The payroll is a separate payroll register, but the same DFS cash account is used to make payroll payments.

     (g) Building costs of $38 ($37 allocation from DFS and $1 direct costs) were primarily the result of allocations from DFS (see footnote c). Please refer to the DFS monthly operating report for supplemental data.

     (h) Other expenses of $39 were primarily the result of $22 in direct bank charges paid by the Debtor, $2 of miscellaneous and $15 of allocations from DFS. Please refer to the DFS footnotes.

     (i) Consists of non-Debtor restricted funds passing through unrestricted cash accounts.

     (j) To make funds available for clients in the RC III trust.

In re DVI Business Credit Corporation      Case No. 03-12658 (MFW)
                                           Reporting Period: 03/01/04 - 03/31/04

                        STATUS OF POSTPETITION TAXES (a)

(in thousands)

The beginning tax liability should be the ending liability from the prior month or, if this is the first report, the amount should be zero.

                                              Beginning           Amount                              Ending
                                                 Tax            Withheld or          Amount            Tax
                                              Liability           Accrued             Paid           Liability
                                              ---------         -----------          ------          ---------
FEDERAL
Withholding                                         -                59                (59)                -
FICA-Employee                                       -                24                (24)                -
FICA-Employer  (b)                                  3                24                (24)                3
Unemployment                                        -                 -                  -                 -
Income (c) (d)                                 (3,627)             (459)               378            (3,708)
Other                                               -                 -                  -                 -
    Total Federal Taxes                        (3,624)             (352)               271            (3,705)
STATE AND LOCAL
Withholding                                         -                13                (13)                -
Sales (b)                                           -                 -                  -                 -
Excise                                              -                 -                  -                 -
Unemployment                                        -                 -                  -                 -
Real Property                                       -                 -                  -                 -
Personal Property                                   -                 -                  -                 -
Florida Doc Stamp                                   -                 -                  -                 -
Franchise                                           -                 -                  -                 -
Other: Local Income Tax Withholding                 -                 2                 (2)                -
    Total State and Local                           -                15                (15)                -
TOTAL TAXES                                    (3,624)             (337)               256            (3,705)

                      SUMMARY OF UNPAID POSTPETITION DEBTS

(in thousands)

ACCOUNTS PAYABLE AGING                                                 AMOUNT
----------------------                                                 ------
0 - 30 days                                                              49
31 - 60 days                                                              -
61 - 90 days                                                              -
91+ days                                                                  -
TOTAL ACCOUNTS PAYABLE                                                   49

Explain how and when the Debtor intends to pay any past-due postpetition debts.

________________________________________________________________________________

________________________________________________________________________________

________________________________________________________________________________

________________________________________________________________________________

________________________________________________________________________________

________________________________________________________________________________

See footnotes on following page.                                           MOR-4

DVI BUSINESS CREDIT CORPORATION           REPORTING PERIOD: 03/01/04 - 03/31/04
CASE NUMBER: 03-12658 (MFW)

MOR 4 FOOTNOTES

     (a) Debtor is required to periodically pay state and federal income taxes, state franchise taxes, state and county personal property taxes, and license taxes. Per the tax affidavit, the Debtor submitted all required postpetition tax returns due during the reporting period.

     (b) Debtor has obtained authorization from the Bankruptcy Court to pay such tax liabilities. Amounts collected and remitted in any reporting period will vary due to variations in sales tax reporting periods and filing due dates.

     (c) Beginning balance represents a tax benefit asset.

     (d) Includes non-cash transfer of tax benefit to DVI Financial Services Inc. (case #03-12657).

In re DVI Business Credit Corporation      Case No. 03-12658 (MFW)
                                           Reporting Period: 03/01/04 - 03/31/04

                                 RECEIVABLES (a)

(in thousands)

                       RECEIVABLES                                     AMOUNT
                       -----------                                     ------
Total Lines of Credit Collateralized by Third-party Medical
 Receivables                                                           273,348

                              DEBTOR QUESTIONNAIRE

         MUST BE COMPLETED EACH MONTH                           YES         NO
         ----------------------------                           ---         --
1. Have any assets been sold or transferred
   outside the normal course of business this
   reporting period?
   If yes, provide an explanation below.                                    X

2. Have any funds been disbursed from any account
   other than a debtor in possession account this
   reporting period?
   If yes, provide an explanation below.                                    X

3. Have all postpetition tax returns been timely
   filed?
   If no, provide an explanation below.                          X

4. Are workers compensation, general liability and
   other necessary insurance coverages in effect?
   If no, provide an explanation below.                          X

________________________________________________________________________________

________________________________________________________________________________

________________________________________________________________________________

________________________________________________________________________________

________________________________________________________________________________

________________________________________________________________________________

________________________________________________________________________________

________________________________________________________________________________

________________________________________________________________________________

________________________________________________________________________________

(a) Business of Debtor relates to revolving credit facilities for customers that are collateralized by customer medical receivables. As a result, all receivables outstanding change daily and therefore a traditional aging presentation is not applicable. The total lines of credit collateralized by third-party medical receivables as of March 31, 2004 is listed above.

                                                                           MOR 5

DVI Business Credit Corporation
Case No. 03-12658 (MFW)
Reporting Period: 03/01/04 - 03/31/04

                        DVI BUSINESS CREDIT CORPORATION

                                 TAX AFFIDAVIT

To the best of my knowledge, DVI Business Credit Corporation has filed all tax returns and made all required tax payments on a timely basis, except for pre-petition liabilities not authorized for payment by the Bankruptcy Court.

  4/20/2004                                /s/ John P. Boyle
-------------                              -------------------------------------
    Date                                   Signature of Responsible Party
                                           John P. Boyle